Exhibit 99.1

Michael Goldberg, Yu-Ping Li, Brage Garofalo, Allan Valmonte, John Johanson*, Allen Mangel**, Michael Kitt In patients with chronic constipation, TD-5108, a selective 5-HT4 agonist with high intrinsic activity, increases bowel movement frequency and the proportion of patients with adequate relief Theravance, Inc. University of Illinois College of Medicine* RTI-Health Solutions**

Goal: Highly Selective Full Agonist at 5-HT4 Receptors Pre-clinical >500-fold selective for 5-HT4 over other 5-HT receptor types High intrinsic activity in multiple assays Potent prokinetic activity in the GI tract Phase 1: Prokinetic activity confirmed Time to first BM, numbers of BMs & Bristol score Half-life consistent with once-a-day dosing Generally well tolerated at 50 mg/day for 2 weeks

The ACCORD Study: TD-5108 in Chronic Constipation TD-5108 15, 30, and 50 mg/day PO versus placebo Double-blind, parallel group, United States only Four-week treatment period 401 patients randomized Chronic constipation by Rome III criteria <3 SBM* per week during 2-week baseline Daily stool diary by IVRS Primary endpoint: Change from baseline in average weekly SBM frequency over 4 weeks *Spontaneous Bowel Movements

Treatment Groups: Balanced for Demographics and Constipation Severity (CSBM = SBM associated with a sensation of complete evacuation) Placebo (n=107) 15 mg (n=101) 30 mg (n= 96) 50 mg (n= 97) Average Age 44 44 46 46 % Female 92% 93% 91% 93% % White 65% 66% 71% 73% % Black 31% 32% 27% 24% Baseline Average (SD) SBM per Week 1.3 (0.9) 1.2 (0.8) 1.1 (0.8) 1.2 (0.8) Baseline Average (S D) C SBM per Week 0.2 (0.4) 0.3 (0.5) 0.2 (0.5) 0.3 (0.5)

Significant Increase From Baseline in SBM Frequency Primary Endpoint All p<0.05 vs Placebo 1.4 1.4 1.5 1.6 1.3 3.6 4.2 3.2 3.4 3.5 3.3 4.7 3.1 3.0 2.5 3.5 4.3 3.3 3.3 2.9 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Average Weeks 1-4 Week 1 Week 2 Week 3 Week 4 SBM / Week (Mean Change +SEM) Placebo 15 mg 30 mg 50 mg

Significant Increase from Baseline in Complete SBM Frequency All p<0.05 vs Placebo 0.6 0.4 0.6 2.3 2.5 2.3 1.8 2.5 1.4 2.3 2.6 2.0 0.0 0.5 1.0 1.5 2.0 2.5 3.0 Average Weeks 1-4 Week 1 Week 4 CSBM / Week (Mean Change +SEM) Placebo 15 mg 30 mg 50 mg

Responder Analysis: Significant Increase in Percentage with >3 SBM per Week All p<0.05 vs Placebo 49% 41% 22% 79% 78% 60% 78% 60% 42% 73% 72% 61% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 1 Week 4 All 4 Weeks Placebo 15 mg 30 mg 50 mg Percent ? 3 SBM / Week

Responder Analysis: Significant Increase in Percentage with >3 CSBM per Week All p<0.05 vs Placebo 6% 9% 5% 46% 48% 27% 42% 27% 19% 44% 37% 21% 0% 10% 20% 30% 40% 50% Week 1 Week 4 All 4 Weeks Placebo 15 mg 30 mg 50 mg Percent ? 3 CSBM / Week

Week 4 percentage with adequate relief: Significantly greater activity compared to placebo: % with at >3 SBM/week and an increase of >1 % with at >3 CSBM/week and an increase of >1 Time to bowel movement after first dose Average Bristol score Use of rescue laxative and time to first rescue Straining score Percentage with bloating Secondary Endpoints: Significantly Greater Percentage with Adequate Relief 54% p=0.0003 36% p=0.14 62% p<0.0001 26% 50 mg 30 mg 15 mg Placebo

Adverse Events as Expected: Primarily GI and Headache *At least 10 events across all treatment groups Adverse Event* Placebo (n=107) 15 mg (n=101) 30 mg (n= 96) 50 mg (n= 97) Gastrointestinal Diarrhea 1 (1%) 12 (12%) 11 (11%) 15 (15%) Nausea 3 (3%) 5 (5%) 4 (4%) 15 (15%) Vomiting 1 (1%) 4 (4%) 2 (2%) 7 (7%) Flatulence 3 (3%) 3 (3%) 5 (5%) 2 (2%) Abdominal Pain 1 (1%) 4 (4%) 4 (4%) 3 (3%) Abdominal Pain Upper 1 (1%) 3 (3%) 5 (5%) 3 (3%) Headache 6 (6%) 6 (6%) 10 (10%) 20 (21%) Discontinuation due to AEs 1 (1%) 4 (4%) 3 (3%) 11 (11%)

Conclusion: TD-5108 Demonstrated Clinically Significant Activity in Chronic Constipation 15, 30, and 50 mg/day were all clinically active doses Significant increases in SBM and CSBM frequency Positive effects on multiple secondary endpoints Adequate relief reported by significantly more patients Straining, bloating and rescue laxative use Generally well tolerated Development advancing into Phase 3